UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4364

Exact name of registrant as specified in charter: Voyageur Intermediate Tax-Free Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31

Item 1. Reports to Stockholders

Annual Report	Delaware
Tax-Free Minnesota Fund

Delaware
Tax-Free Minnesota
Intermediate Fund

Delaware
Minnesota High-Yield
Municipal Bond Fund

August 31, 2007

Fixed income mutual funds

Table of contents

> Portfolio management review	1
> Performance summaries	6
> Disclosure of Fund expenses	12
> Sector allocations and credit quality breakdowns	14
> Statements of net assets	16
> Statements of operations	31
> Statements of changes in net assets	32
> Financial highlights	33
> Notes to financial statements	42
> Report of independent registered public accounting firm	50
> Other Fund information (unaudited)	51
> Board of trustees/directors and officers addendum	54
> About the organization	56

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Minnesota Municipal Bond Funds

September 10, 2007

The managers of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Fund provided the answers to the questions below as a review of the Funds’ activities over the 12-month period ended Aug. 31, 2007.

Please see page 53 to learn about the portfolio managers. Bonds mentioned throughout the portfolio manager review are rated by either Moody’s or Standard & Poor’s unless otherwise noted.

Q: What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2007?

A: Based on changing projections for inflation during the year, the Federal Reserve’s future policy with regard to interest rates remained a topic of speculation among fixed income investors who monitored the economy for the onset of weakness during the year. The closely watched 10-year Treasury yield was 4.74% at the start of the fiscal year, drifted above 5.00% in late spring and early summer of 2007, and finished at 4.54% on Aug. 31, 2007 (source: U.S. Treasury Department).

Despite economic weakness in the first quarter of 2007, the U.S. sustained moderate growth during the year, and the Fed kept its short-term interest rate target at 5.25% throughout the period.

In the latter half of the fiscal year, a significant change in investor sentiment occurred across all fixed income markets, brought on largely by the rising number of defaults in the U.S. subprime mortgage market. As some homeowners defaulted on mortgage payments, investors generally moved away from fixed income securities of lower credit quality, including those backed by mortgages. Investors generally lost confidence in riskier assets such as high yield bonds, which had been market leaders for several quarters, and began to favor higher-quality fixed income investments.

This general flight by investors toward higher-quality fixed income investments began in the first quarter of 2007, and picked up significantly during summer months as subprime mortgage defaults and their negative effects on several large hedge funds made news. While subprime mortgages do not affect the municipal bond market directly per se, we believe the generally turbulent market in the summer of 2007 was felt by all bond investors in some way.

In previous markets where credit was tightening and liquidity was squeezed, municipal bonds had always experienced increased demand. While the flight to quality trade has generally favored the Treasury market first, municipals had followed closely behind due to the relatively high quality of municipal bonds. As such, we would normally expect the municipal bond market to follow any strong performance of ultra-safe U.S. Treasurys at times when credit and liquidity concerns are influencing investors, leading them to higher-quality assets.

In this credit crunch of 2007, however, the Treasury market rallied and municipal bonds did not follow. We believe that this was due to nontraditional buyers of municipal bonds, who have greatly influenced the market in recent years. Over the past several years, active buying by these investors, including banks, hedge funds, and corporations that are more interested in total return opportunity than tax-exempt income, had helped propel the municipal market in spite of record or near record new issue supply. However, during this most recent credit crunch, as the bond markets “repriced” risk and investors sought safer assets, many of these nontraditional investors were sellers of municipal bonds, putting downward pressure on our market. One reason for their reversal may have been that nontraditional investors found themselves unable to sell mortgage-backed securities when trying to adjust their investment portfolios.

Q: What other factors have influenced the municipal bond market or your strategy?

A: While state revenue trends remained positive through the first half of 2007, the pace of growth thereafter slowed. The deepening housing slump and tighter liquidity for business and consumer sectors have created a volatile market. Nationally, state budgets face pressure to increase

The views expressed are current as of the date of this report and are subject to change.

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Portfolio management review

spending in areas such as education and Medicaid, which already comprise a majority of state expenditures.

In addition, the costs of employee and retiree healthcare are presenting new challenges. Other post-employment benefits may soon claim a fixed portion of some states’ budgets, depending on funding decisions (source: Moody’s). The future of the states’ fiscal health will depend on economic performance, sustained structural balance and progress in re-building financial/ budget reserves.

New issues of municipal bonds increased to $261.3 billion for the first 7 months of 2007, putting it on pace to set a record for a calendar year. The increase is being driven by both new money financing and by bonds issued to refinance outstanding municipal bonds. Healthcare, education, and housing bonds continued to be drivers when it came to the volume of municipal bonds available in the marketplace.

An important aspect of the “repricing of risk” is that it has been indiscriminate of actual credit fundamentals. For example, in general, we favor the demographics of education bonds and those that we own may have credit strengths ranging from solid financials to strong issue covenants to good student demand. There is important credit-rating analysis that goes into evaluating these bonds on a daily basis, and we believe this is one of our team’s strengths. However, when the market is punishing all but the highest-rated securities, these bonds may be at some risk of deterioration even when they are still fundamentally strong credits.

We generally believe that our investment strategy, which is based on security-by-security analysis and the free exchange of information among team members, is well suited to provide value over market cycles. Another important point about our process this year is that we remained focused on keeping our funds well diversified across sectors, and individual positions not too large. While diversification itself cannot protect from loss in a declining market, we believe this standard practice is valuable in all markets, but particularly so in volatile markets, as we have experienced in recent months.

Q: What financial conditions prevailed in the Minnesota debt market?

A: Minnesota has a fundamentally strong and stable economy, which has been relatively sluggish in the past two years, lagging the nation somewhat after years of exceeding the nation (Source: Moody’s). In the 12 months ending March 2007, the state’s non-farm payroll increased 0.7% compared to national growth of 1.4% (source: Nelson A. Rockefeller State Revenue Report #68). As of June 2007, the state’s unemployment rate of 4.5% was similar to the national unemployment rate of 4.6% (source: U.S. Department of Labor).

For the first nine months of fiscal 2007, tax revenues were up 1.9% (source: Nelson A. Rockefeller State Revenue Report #68). The state’s General Fund ended fiscal 2006 at $838.8 million, a significant increase over 2005 ( source: 2006 Minnesota CAFR). The fiscal 2006-2007 biennium should end with approximately $2 billion in reserves. Most of the spending increases are going toward K-12 education, health and human services, and public safety (source: Minnesota Department of Finance).

Through the first 7 months of 2007, national issuance increased 26.1% while in Minnesota issuance increased 48.3% during the same time period to total $4.3 billion (Source: Bond Buyer).

Delaware Tax Free Minnesota Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Fund returned +1.58% at net asset value and -3.00% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +2.30%. Its peer group, as measured by the Lipper Minnesota Municipal Debt Funds Average, returned +1.08% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Fund, please see the table on page 6.

Q: What affected Fund performance?

A: In general, short and intermediate-term bonds performed fairly well during the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

Three of the top five performing bonds were pre-refunded during the year. For example, a Rochester MN Multifamily Housing revenue bond issued for Wedum Shorewood (a continuing care retirement community) was refunded, taking it from a bond with a long maturity (2036) to one being called in 2 years (2009) and improving the bond’s credit quality from a non-rated bond secured by revenues from a retirement facility to a “Aaa” equivalent bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

The other top two out of five performers in the Fund were high coupon housing bonds. Often, housing bonds with high coupons tend to lag the market in times of falling interest rates and hold up better during periods of rising rates. As spreads widened and rates rose, the prices on these bonds held firm, even though their final maturities were in 2020 and 2029.

The Fund’s worst performers were credit bonds, which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly than when priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads (the difference between yields of bonds with various credit qualities) and the impact of the “crossover.” As the bond’s price “crosses over,” thus moving from above to below its par value, the bond gets priced based on its stated maturity date rather than based on its call date. The maturity date provides a longer time horizon and the price becomes more volatile as a result. A revenue bond rated Baa2 by Moody’s Investors Service, issued by Minnesota St. Higher Education Facilities for Augsburg College, was one example.

On April 13, 2007, Delaware Tax-Free Minnesota Insured Fund was merged into the portfolio. This event increased our exposure to very high-quality securities for a time, and increased the Fund’s total assets.

Delaware Tax-Free Minnesota Intermediate Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Intermediate Fund returned +1.80% at net asset value and -1.02% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond 3-15 Year Index, returned +2.97%. Its peer group, as measured by the Lipper Other States Intermediate Municipal Debt Funds Average, returned +1.42% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 8.

Q: What affected Fund performance?

A: There were several types of bonds that generated the top performance for the Fund: pre-refunded bonds, short-term bonds and high-coupon housing bonds. One of the pre-refunded bonds generated a significant price increase. The refunding of the bond from a long maturity (2020) to its short call (2010) eliminated any curve exposure and its credit quality was improved from a “Baa2” bond secured by college revenues to a “Aaa” equivalent bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

Two short bonds performed well because they had less exposure to rising interest rates. For example, a Hibbing, MN Economic Development bond maturing in 2008 was a top performer as its price was nearly unchanged for the year. Finally, there was a high coupon housing bond among the best performers. Often, housing bonds

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Portfolio management review

with high coupons will lag the market in times of falling interest rates and hold up better during periods of rising rates. As spreads widened and rates rose, this bond’s price held firm, even though its final maturity was in 2021.

The Fund’s worst performers were credit-related bonds which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than they did when priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the “crossover. ” As the bond’s price “crosses over, ” thus moving from above to below its par value, the bond gets priced based on its stated maturity date rather than based on its call date. The maturity date provides a longer time horizon and the price becomes more volatile as a result. A BBB- rated Northfield Minnesota Hospital revenue bond was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2016 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2021 final maturity date.

Delaware Minnesota High-Yield Municipal Bond Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Minnesota High-Yield Municipal Bond Fund returned +0.71% at net asset value and -3.86% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +2.30%. Its peer group, as measured by the Lipper Minnesota Municipal Debt Funds Average, returned +1.08% (source: Lipper). For the complete, annualized performance of Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 10.

Q: What affected Fund performance?

A: Bonds that were pre-refunded during the year and high coupon housing bonds were among the top performers for the fund. Two of the top five performing bonds were pre-refunded during the year, which provided a significant price increase for the bond. For example, a Rochester MN Multifamily Housing revenue bond issued for Wedum Shorewood (a continuing care retirement community) was refunded, taking it from a bond with a long maturity (2036) to one being called in 2 years (2009) and improving the bond’s credit quality from a non-rated bond secured by revenues from a retirement facility to a “Aaa” equivalent bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price. The other top three out of five performers in the Fund were high-coupon housing bonds. Often, housing bonds with high coupons tend to lag the market in times of falling interest rates and hold up better during periods of rising rates. As spreads widened and rates rose, the prices on these bonds held firm, even though their final maturities were out beyond 20 years.

The Fund’s worst performers were credit related bonds which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than they did when priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the “crossover. ” As the bond’s price “crosses over, ” thus moving from above to below its par value, the bond gets priced based on its stated maturity date rather than based on its call date. The maturity date provides a longer time horizon and the price becomes more volatile as a result. A BBB-rated Northfield Minnesota Hospital revenue bond was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2016 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2031 final maturity date.

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Ratings may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Federal funds rate: The percentage of interest that banks charge to lend money to each other. The rates change daily, and are a good indication of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principal value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short- and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Municipal Bond-specific Terms

Legacy bonds: Bonds bought in previous periods that have been held in the portfolio.

Municipal bonds: Bonds issued by every level of municipality in order to raise capital for day-to-day activities and special specific projects. The bonds pay interest that is typically exempt from federal income taxes and is also generally exempt from state and local income taxes.

Primary market: The broker-controlled, new-issue market. When a municipal bond is purchased in the primary market, the proceeds go to the municipality.

Secondary markets: Known as the aftermarket, or resale market. A bond exchange occurs between a buying investor and a selling investor, not from the issuer. Interest payments from the municipality are passed on to the new owner.

Performance summary

Delaware Tax-Free Minnesota Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+1.58%	+4.38%	+4.82%	+7.19%
Including sales charge	-3.00%	+3.42%	+4.34%	+6.98%

Class B (Est. March 11, 1995)
Excluding sales charge	+0.82%	+3.60%	+4.19%	+4.92%
Including sales charge	-3.08%	+3.34%	+4.19%	+4.92%

Class C (Est. May 4, 1994)
Excluding sales charge	+0.73%	+3.59%	+4.04%	+4.60%
Including sales charge	-0.24%	+3.59%	+4.04%	+4.60%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments will be allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, and C shares as 1.19%, 1.94%, and 1.94%, respectively. Total operating expenses for Class A, B, and C shares were designated as 1.20%, 1.95%, and 1.95% (per prospectus supplement), respectively.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of August 31, 2007

Fund objective
The Fund seeks a high a level of current income exempt from federal income tax, and from the Minnesota state personal income tax, as is consistent with preservation of capital.

Total Fund net assets
$621 million

Number of holdings
202

Fund start date
February 27, 1984

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class B	DMOBX	928928696
Class C	DMOCX	928918408

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free Minnesota Fund — Class A Shares	$9,550	$15,274

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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Performance summary

Delaware Tax-Free Minnesota Intermediate Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+1.80%	+3.92%	+4.19%	+5.26%
Including sales charge	-1.02%	+3.35%	+3.90%	+5.13%

Class B (Est. Aug. 15, 1995)
Excluding sales charge	+0.94%	+3.05%	+3.76%	+4.05%
Including sales charge	-1.02%	+3.05%	+3.76%	+4.05%

Class C (Est. May 4, 1994)
Excluding sales charge	+0.94%	+3.05%	+3.32%	+3.69%
Including sales charge	-0.04%	+3.05%	+3.32%	+3.69%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75% and an annual distribution and service fee of up to 0.25%, but such fees are currently subject to a contractual cap of 0.15% of average daily net assets through Dec. 31, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Effective at the close of business on May 31, 2007, no new or subsequent investments will be allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, and C shares as 0.75%, 1.60%, and 1.60%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.97%, 1.72%, and 1.72%, respectively.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of August 31, 2007

Fund objective
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax, and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

Total Fund net assets
$55 million

Number of holdings
51

Fund start date
October 27, 1985

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class B	DVSBX	928928399
Class C	DVSCX	928930205

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers 3-15 Year Municipal Bond Index	$10,000	$16,381
Delaware Tax-Free Minnesota Intermediate Fund —
Class A Shares	$9,725	$14,644

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond 3–15 Year Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond 3–15 Year Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 3 to 15 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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Performance summary

Delaware Minnesota High-Yield Municipal Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. June 4, 1996)
Excluding sales charge	+0.71%	+5.28%	+5.20%	+5.66%
Including sales charge	-3.86%	+4.31%	+4.72%	+5.23%

Class B (Est. June 12, 1996)
Excluding sales charge	-0.13%	+4.47%	+4.55%	+5.31%
Including sales charge	-4.00%	+4.22%	+4.55%	+5.31%

Class C (Est. June 7, 1996)
Excluding sales charge	-0.04%	+4.49%	+4.42%	+4.89%
Including sales charge	-1.01%	+4.49%	+4.42%	+4.89%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments will be allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, and C shares as 0.89%, 1.64%, and 1.64%, respectively. Total operating expenses for Class A, B, and C shares were designated as 1.00%, 1.75%, and 1.75%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund basics
As of August 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax, and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

Total Fund net assets
$143 million

Number of holdings
118

Fund start date
June 4, 1996

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class B	DVMYX	928928290
Class C	DVMMX	928928282

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Minnesota High-Yield Municipal Bond Fund —
Class A Shares	$9,550	$15,839

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period March 1, 2007 to August 31, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 to August 31, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free Minnesota Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07*
Actual Fund Return
Class A	$1,000.00	$987.60	1.22%	$6.11
Class B	1,000.00	983.90	1.97%	9.85
Class C	1,000.00	983.10	1.97%	9.85
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.22%	$ 6.21
Class B	1,000.00	1,015.27	1.97%	10.01
Class C	1,000.00	1,015.27	1.97%	10.01

The expenses in the table above includes interest and related expenses which include, but are not limited to interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements.”

Delaware Tax-Free Minnesota Intermediate Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07*
Actual Fund Return
Class A	$1,000.00	$993.10	0.75%	$3.77
Class B	1,000.00	988.90	1.60%	8.02
Class C	1,000.00	988.90	1.60%	8.02
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,021.42	0.75%	$3.82
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13

Delaware Minnesota High-Yield Municipal Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07*
Actual Fund Return
Class A	$1,000.00	$973.90	0.88%	$4.38
Class B	1,000.00	969.40	1.63%	8.09
Class C	1,000.00	970.30	1.63%	8.09
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B	1,000.00	1,016.99	1.63%	8.29
Class C	1,000.00	1,016.99	1.63%	8.29

Sector allocations and credit quality breakdowns

As of August 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Minnesota Fund

Percentage
Sector	of Net Assets
Municipal Bonds	104.14%
Corporate-Backed Revenue Bonds	4.20%
Education Revenue Bonds	6.17%
Electric Revenue Bonds	8.13%
Escrowed to Maturity Bonds	6.15%
Health Care Revenue Bonds	26.38%
Housing Revenue Bonds	6.80%
Lease Revenue Bonds	3.37%
Local General Obligation Bonds	14.32%
Pre-Refunded Bonds	20.53%
Special Tax Revenue Bonds	1.78%
State General Obligation Bonds	4.08%
Transportation Revenue Bonds	0.58%
Water & Sewer Revenue Bonds	1.65%
Short-Term Investments	1.99%
Money Market Instrument	0.12%
Variable Rate Demand Notes	1.87%
Total Value of Securities	106.13%
Liabilities Net of Receivables and Other Assets	(6.13% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	49.33%
AA	13.21%
A	18.39%
BBB	10.70%
BB	1.08%
Not Rated	7.29%
Total	100.00%

Delaware Tax-Free Minnesota Intermediate Fund

Percentage
Sector	of Net Assets
Municipal Bonds	96.30%
Corporate-Backed Revenue Bonds	3.27%
Education Revenue Bonds	7.41%
Electric Revenue Bonds	1.87%
Escrowed to Maturity Bonds	2.05%
Health Care Revenue Bonds	23.04%
Housing Revenue Bonds	8.25%
Lease Revenue Bonds	5.58%
Local General Obligation Bonds	14.64%
Pre-Refunded Bonds	15.39%
Special Tax Revenue Bonds	4.17%
State General Obligation Bonds	9.19%
Transportation Revenue Bonds	1.44%
Short-Term Investments	2.60%
Money Market Instrument	1.15%
Variable Rate Demand Note	1.45%
Total Value of Securities	98.90%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	37.98%
AA	14.09%
A	18.83%
BBB	18.39%
Not Rated	10.71%
Total	100.00%

Delaware Minnesota High-Yield Municipal Bond Fund
Percentage
Sector	of Net Assets
Municipal Bonds	96.85%
Corporate-Backed Revenue Bonds	3.59%
Education Revenue Bonds	7.79%
Electric Revenue Bonds	6.66%
Health Care Revenue Bonds	34.60%
Housing Revenue Bonds	14.63%
Lease Revenue Bonds	1.93%
Local General Obligation Bonds	10.66%
Pre-Refunded Bonds	8.84%
Special Tax Revenue Bonds	3.09%
State General Obligation Bonds	3.64%
Transportation Revenue Bonds	1.42%
Short-Term Investments	2.44%
Total Value of Securities	99.29%
Receivables and Other Assets Net of Liabilities	0.71%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	18.61%
AA	14.94%
A	22.71%
BBB	16.13%
BB	1.22%
Not Rated	26.39%
Total	100.00%

Statements of net assets

Delaware Tax-Free Minnesota Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 104.14%
Corporate-Backed Revenue Bonds – 4.20%
Cloquet Pollution Control Revenue
Refunding (Potlatch Project)
5.90% 10/1/26	$ 6,500,000	$ 6,531,460
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	8,000,000	7,955,040
Sartell Environmental Improvement
Revenue Refunding
(International Paper) Series A
5.20% 6/1/27	7,265,000	7,031,866
Seaway Port Authority of Duluth
Industrial Development
Dock & Wharf Revenues
(Cargill Project) Series E
6.125% 11/1/14	4,500,000	4,552,470
		26,070,836
Education Revenue Bonds – 6.17%
Minnesota State Colleges
& Universities Revenue Fund
Series A
5.00% 10/1/22 (FSA)	5,135,000	5,269,075
5.00% 10/1/29 (MBIA)	5,665,000	5,829,795
Minnesota Higher Education
Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/20	1,250,000	1,242,388
Series 6-J1 5.00% 5/1/36	2,225,000	2,081,977
Minnesota State Higher Education
Facilities Authority Revenue
(College of St. Benedict)
Series 4-G 6.20% 3/1/16	1,000,000	1,001,050
(St. Catherine College)
Series 5-N1
5.00% 10/1/18	2,200,000	2,233,418
5.25% 10/1/22	1,500,000	1,525,335
5.375% 10/1/32	1,000,000	1,007,680
St. Cloud Housing &
Redevelopment Authority
Revenue (State University
Foundation Project)
5.00% 5/1/23	2,000,000	2,045,360
University of Minnesota
&[1]5.50% 7/1/21	10,500,000	11,667,284
&[2]5.75% 7/1/18	3,840,000	4,366,099
		38,269,461
Electric Revenue Bonds – 8.13%
Chaska Electric Revenue Refunding
(Generating Facilitates) Series A
5.00% 10/1/30	3,000,000	3,018,690
Minnesota State Municipal Power
Agency Electric Revenue
5.00% 10/1/35	3,000,000	3,012,750
Series A 5.00% 10/1/34	6,250,000	6,277,499
Series A 5.125% 10/1/29	3,000,000	3,051,540
Northern Municipal Power Agency
Electric System Revenue
&[3]Series 32 5.25% 1/1/13 (FSA)	9,170,000	9,527,400
^Capital Appreciation Series A
5.85% 1/1/09 (AMBAC)	3,815,000	3,628,256
Refunding Series B
4.75% 1/1/20 (AMBAC)	2,500,000	2,529,175
Puerto Rico Electric Power
Authority Revenue Refunding
Series GG 4.75% 7/1/21 (FSA)	1,000,000	1,015,020
Southern Minnesota Municipal
Power Agency Supply
System Revenue
&[4]5.25% 1/1/14 (AMBAC)	4,000,000	4,313,040
&[5]5.25% 1/1/15 (AMBAC)	5,900,000	6,389,730
Series A
^Capital Appreciation
4.44%% 1/1/25 (MBIA)	5,000,000	2,182,550
5.25% 1/1/15 (AMBAC)	3,000,000	3,249,030
Western Minnesota Municipal
Power Agency Revenue
5.00% 1/1/36 (FSA)	2,250,000	2,299,523
		50,494,203
Escrowed to Maturity Bonds – 6.15%
Dakota/Washington Counties
Housing & Redevelopment
Authority Single Family
Residential Mortgage Revenue
8.15% 9/1/16
(MBIA) (GNMA) (AMT)	405,000	524,151
(Anoka) 8.45% 9/1/19
(GNMA) (AMT)	9,000,000	12,351,870
(Bloomington Mortgage)
Refunding Series B
8.375% 9/1/21 (GNMA)
(FHA) (VA) (AMT)	14,115,000	19,721,759
Southern Minnesota Municipal
Power Agency Supply System
Revenue Refunding Series B
5.50% 1/1/15 (AMBAC)	990,000	1,044,391
University of Minnesota Series A
5.50% 7/1/21	2,000,000	2,222,300
Western Minnesota Municipal
Power Agency Supply Revenue
Series A
6.60% 1/1/10	1,275,000	1,318,669
9.75% 1/1/16 (MBIA)	715,000	988,159
		38,171,299
Health Care Revenue Bonds – 26.38%
Aitkin Health Care Facilities
Revenue Refunding
(Riverwood Health Care
Center) 5.60% 2/1/32	1,500,000	1,422,600

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Apple Valley Economic
Development Authority Health
Care Revenue (Augustana
Home St. Paul Project) Series A
6.00% 1/1/40	$ 2,700,000	$ 2,678,022
Bemidji Health Care Facilities First
Mortgage Revenue (North
Country Health Services)
5.00% 9/1/24 (RADIAN)	740,000	719,606
Bloomington Housing &
Redevelopment Authority
Revenue (Senior Summerhouse
Bloomington Project-PHM)
6.125% 5/1/35	3,420,000	3,440,281
Breckenridge Catholic
Health Initiatives Series A
5.00% 5/1/30	2,500,000	2,511,775
Buffalo Health Care Revenue
Refunding (Central Minnesota
Senior Housing Project)
Series A 5.50% 9/1/33	1,270,000	1,182,980
Duluth Economic Development
Authority Health Care Facilities
Revenue Benedictine Health
System (St. Mary’s Hospital)
5.25% 2/15/28	8,500,000	8,555,250
5.25% 2/15/33	10,000,000	10,026,899
5.50% 2/15/23	1,000,000	1,029,490
Maple Grove Health Care Facilities
Revenue (North Memorial
Health Care)
5.00% 9/1/29	1,000,000	974,610
5.00% 9/1/35	5,850,000	5,616,000
Maple Grove Health Care System
Revenue (Maple Grove
Hospital) 5.25% 5/1/37	4,000,000	4,014,760
Minneapolis Health Care
Facilities Revenue (Jones-Harrison
Residence Project)
5.60% 10/1/30	1,550,000	1,481,351
Minneapolis Health Care
System Revenue
(Allina Health Systems)
Series A 5.75% 11/15/32	17,300,000	17,826,784
(Fairview Health Services)
Series D
5.00% 11/15/30 (AMBAC)	2,500,000	2,530,875
5.00% 11/15/34 (AMBAC)	10,750,000	10,839,224
Minneapolis/St. Paul Housing
& Redevelopment Authority
Health Care System Revenue
(Allina Health System)
5.00% 11/15/13 (AMBAC)	6,490,000	6,496,295
(Health Partners Obligation
Group Project)	650,000	660,537
5.625% 12/1/22
5.875% 12/1/29	1,000,000	1,022,160
Minnesota Agricultural
& Economic Development
Board Revenue
(Benedictine Health Systems)
5.75% 2/1/29	1,895,000	1,861,705
(Fairview Health Care System)
Series A
5.75% 11/15/26 (MBIA)	180,000	184,162
6.375% 11/15/29	15,000	15,756
Northfield Hospital Revenue
5.375% 11/1/26	3,785,000	3,691,889
Northfield Housing
& Redevelopment Authority
Revenue Refunding (Northfield
Retirement Project)
Series A 5.375% 12/1/36	1,000,000	914,220
Prior Lake Senior Housing Revenue
(Shepherds Path Senior
Housing) Series B
5.70% 8/1/36	2,000,000	1,903,000
5.75% 8/1/41	1,000,000	960,250
Rochester Health Care
Facilities Revenue
(Mayo Clinic) 5.00% 11/15/36	7,000,000	7,051,100
(Mayo Foundation) Series B
5.50% 11/15/27	700,000	713,594
&[6]Series A 5.50% 11/15/27	4,200,000	4,281,564
&[7]Series B 5.50% 11/15/27	16,750,000	17,075,284
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center)
5.10% 9/1/25	2,000,000	1,925,900
5.25% 9/1/34	7,000,000	6,674,990
Sherburne County Health Care
Facilities Revenue (Guardian
Angels Health Services)
5.55% 10/1/36	1,500,000	1,404,255
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B
5.25% 7/1/30	9,420,000	9,491,874
5.50% 7/1/25	2,000,000	2,061,220
St. Paul Housing & Redevelopment
Authority Health Care Facilities
Revenue (Health Partners
Obligation Group Project)
5.25% 5/15/36	8,000,000	7,673,280
St. Paul Housing & Redevelopment
Authority Hospital Revenue
(Health East Project)
6.00% 11/15/35	4,340,000	4,442,511
Series A 5.70% 11/1/15	1,300,000	1,318,317

(continues)     17

Statements of net assets

Delaware Tax-Free Minnesota Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
St. Paul Housing & Redevelopment
Authority Multifamily Housing
Revenue Refunding (Marion
Center Project) Series A
5.30% 11/1/30	$ 500,000	$ 456,160
5.375% 5/1/43	500,000	447,170
Stillwater Health Care Revenue
(Health System Obligation
Group) 5.00% 6/1/35	1,000,000	957,270
Washington County Housing
& Redevelopment Authority
Revenue (Health East Project)
5.50% 11/15/27	1,000,000	987,310
Willmar (Rice Memorial
Hospital Project)
5.00% 2/1/22 (FSA)	1,000,000	1,036,600
5.00% 2/1/25 (FSA)	1,000,000	1,026,420
Woodbury Economic Development
Authority Housing Revenue
(Senior Summerhouse
Woodbury Project) Series B
5.75% 6/1/41	2,250,000	2,160,923
		163,746,223
Housing Revenue Bonds – 6.80%
Brooklyn Center Multifamily
Housing Revenue Refunding
(Shingle Creek) 5.40% 5/20/43
(GNMA) (AMT)	1,000,000	1,001,940
Dakota County Housing
& Redevelopment Authority
Single Family Mortgage
Revenue 5.85% 10/1/30
(GNMA) (FNMA) (AMT)	201,000	203,004
Hopkins Multifamily Housing
Revenue (Hopkins Renaissance
Project) (HUD Section 8)
6.375% 4/1/20	1,000,000	1,021,720
@Hutchinson Multifamily
Housing Revenue (Evergreen
Apartments Project) (HUD
Section 8) 5.75% 11/1/28	845,000	802,809
Minneapolis Multifamily
Housing Revenue
(Bottineau Commons Project)
5.45% 4/20/43 (GNMA) (AMT)	1,500,000	1,523,805
(Grant Street Apartments
Project) Series A
7.25% 11/1/29	750,000	781,350
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	8,000,000	8,047,761
(Sumner Field) Series A
5.50% 11/20/26 (GNMA) (AMT)	965,000	979,099
(Trinity Apartments)
(HUD Section 8) Series A
6.75% 5/1/21	1,715,000	1,784,440
Minnesota Housing Finance
Agency Rental Housing
Revenue Series C-2
5.95% 2/1/15 (AMBAC)	1,642,000	1,643,970
Minnesota State Housing Finance
Agency (Residential Housing)
Series A 5.30% 7/1/19	520,000	534,279
Series B 5.35% 1/1/33 (AMT)	2,955,000	2,967,470
•Series D 4.80% 7/1/38 (AMT)	2,500,000	2,329,975
Series I
4.85% 7/1/38 (AMT)	2,000,000	1,875,700
5.15% 7/1/38(AMT)	5,550,000	5,452,764
Series M 4.875% 7/1/37 (AMT)	4,500,000	4,237,065
(Single Family Mortgage)
Series J 5.90% 7/1/28 (AMT)	460,000	466,196
@Park Rapids Multifamily Revenue
(The Court Apartments
Project-Section 8) 6.30% 2/1/20	2,770,000	2,770,554
St. Cloud Housing &
Redevelopment Authority
Multifamily Housing Revenue
(Sterling Heights Apartments
Project) 7.55% 4/1/39 (AMT)	1,000,000	1,024,040
St. Louis Park Residential Single
Family Mortgage Revenue
Series A 7.25% 4/20/23
(GNMA)	13,000	13,172
Washington County Housing
& Redevelopment Authority
Governmental Revenue (Briar
Pond) Series C 7.25% 8/20/34	945,000	896,418
White Bear Lake Multifamily
Revenue Refunding
(Lake Square) Series A
5.875% 2/1/15 (FHA)	955,000	973,947
Willmar Housing & Redevelopment
Authority Multifamily Revenue
(Highland Apartments) (HUD
Section 8) 5.85% 6/1/19	885,000	876,398
		42,207,876
Lease Revenue Bonds – 3.37%
Minneapolis Special School
District #001 Series A
5.00% 2/1/18 (FSA)	1,545,000	1,602,814
5.00% 2/1/19 (FSA)	1,535,000	1,592,440
5.00% 2/1/20 (FSA)	1,690,000	1,753,240
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities) Series D
5.25% 7/1/36	1,070,000	1,084,723
St. Paul Port Authority Lease
Revenue (Cedar Street Office
Building Project)
5.00% 12/1/22	2,500,000	2,567,100
5.25% 12/1/27	3,840,000	3,948,633

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
St. Paul Port Authority Lease
Revenue (Cedar Street Office
Building Project) (continued)
Series 3-12 5.125% 12/1/27	$3,000,000	$ 3,070,920
(Robert Street Office Building
Project) Series 3-11
4.75% 12/1/23	2,000,000	2,016,540
5.00% 12/1/27	2,500,000	2,557,025
Series 9 5.25% 12/1/27	725,000	748,244
		20,941,679
Local General Obligation Bonds – 14.32%
Cambridge Independent School
District #911 Series A
4.75% 2/1/30 (MBIA)	1,035,000	1,032,837
Dakota County Community
Development Agency
(Senior Housing Facilities
5.00% 1/1/21	1,275,000	1,306,072
Farmington Independent
School District #192 Series B
5.00% 2/1/27 (FSA)	10,705,000	11,001,528
Hennepin County Regional
Railroad Authority
5.00% 12/1/31	4,030,000	4,058,492
Lakeville Independent School
District #194 Series A
4.75% 2/1/22 (FSA)	7,850,000	7,982,743
^Mahtomedi Independent
School District #832 Capital
Appreciation Series B
5.90% 2/1/14 (MBIA)	1,540,000	1,191,775
Metropolitan Council Waste
Water Treatment Series B
5.00% 12/1/21	1,200,000	1,250,400
Minneapolis Library
5.00% 12/1/25	1,500,000	1,532,505
Minneapolis Tax Increment
Revenue Refunding
(St. Anthony Falls Project)
5.75% 2/1/27	1,000,000	1,000,210
Mounds View Independent
School District #621 Series A
5.00% 2/1/20 (MBIA)	2,970,000	3,070,089
New Brighton Tax Increment
Series A
5.00% 2/1/26 (MBIA)	1,185,000	1,226,807
5.00% 2/1/27 (MBIA)	1,000,000	1,033,730
5.00% 2/1/28 (MBIA)	1,000,000	1,033,730
Osseo Independent School
District #279 Series A
5.00% 2/1/21 (FSA)	3,570,000	3,693,665
Prior Lake Independent School
District #719 (School Building)
Series B 5.00% 2/1/19 (FSA)	3,145,000	3,291,557
Ramsey County State Aid Series C
5.00% 2/1/28	1,060,000	1,087,496
Robbinsdale Independent School
District #281
5.00% 2/1/21 (FSA)	1,310,000	1,355,378
Rockford Independent School
District #883
&[8]Series A 5.625% 2/1/23 (FSA)	7,020,000	7,310,453
&[9]Series B 5.600% 2/1/21 (FSA)	3,210,000	3,340,968
^Rosemount Independent
School District #196 Capital
Appreciation Series B
5.80% 4/1/09 (FSA)	1,860,000	1,752,380
5.85% 4/1/10 (FSA)	2,240,000	2,031,904
5.931% 4/1/11 (FSA)	2,600,000	2,268,708
5.961% 4/1/12 (FSA)	1,850,000	1,551,947
6.008% 4/1/13 (FSA)	1,915,000	1,538,875
^Sartell Independent School
District #748 Capital
Appreciation Refunding
Series B
5.976% 2/1/13 (MBIA)	540,000	435,623
6.10% 2/1/15 (MBIA)	1,075,000	793,501
6.15% 2/1/16 (MBIA)	1,750,000	1,233,715
South Washington County
Independent School District #833
&[10]Series 34-A
5.60% 2/1/20 (MBIA)	6,880,000	7,160,704
&[11]Series 34-B
5.60% 2/1/21 (MBIA)	7,290,000	7,587,432
St. Peter’s Hospital Series A
5.00% 9/1/24 (MBIA)	1,905,000	1,931,460
Todd Morrison Cass & Wadena
Counties United Hospital
District (Health Care
Facilities-Lakewood)	2,000,000	1,935,500
5.00% 12/1/21
5.00% 12/1/34	1,000,000	910,720
5.125% 12/1/24	1,000,000	964,410
		88,897,314
§Pre-Refunded Bonds – 20.53%
Big Lake Independent School
District #727 Series A
5.00% 2/1/17-10 (FSA)	1,040,000	1,068,163
5.00% 2/1/20-10 (FSA)	1,000,000	1,027,080
Bloomington Independent
School District #271 Series B
5.00% 2/1/17-10	5,300,000	5,443,524
Centennial Independent School
District #012 Series A
5.00% 2/1/18-12 (FSA)	1,270,000	1,331,125
Chaska Electric Revenue Series A
6.00% 10/1/25-10	1,000,000	1,067,160

(continues)     19

Statements of net assets

Delaware Tax-Free Minnesota Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Dakota County Capital
Improvement Series A
4.75% 2/1/26-11	$ 1,000,000	$ 1,007,640
^Farmington Independent School
District #192 Series B
Capital Appreciation
5.34% 2/1/21-12 (FSA)	1,500,000	751,440
Capital Appreciation
5.424% 2/1/20-12 (FSA)	1,650,000	874,088
Hopkins Housing
& Redevelopment Authority
(Public Works & Fire Station)
Series A 5.00% 2/1/23-13
(MBIA)	1,210,000	1,281,354
^Lakeville Independent School
District #194 Capital
Appreciation Series B
5.45% 2/1/19-10 (FSA)	8,000,000	4,454,240
Little Canada Multifamily
Housing Revenue (Alternative
Development-Montreal Courts
Apartments Project) Series A	1,150,000	1,154,175
6.10% 12/1/17-07
6.25% 12/1/27-07	2,900,000	2,916,037
Marshall Medical Center Gross
Revenue (Weiner Memorial
Medical Center Project)
6.00% 11/1/28-09	1,000,000	1,039,890
Minneapolis Community
Development Agency Series G-3
5.45% 12/1/31-11	2,000,000	2,135,960
Minneapolis Health Care
System Revenue (Fairview
Health Services) Series A
5.625% 5/15/32-12	16,925,000	18,450,111
Minneapolis Tax Increment
Revenue Series E
5.00% 3/1/13-09	6,265,000	6,387,168
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22-08 (AMBAC)	3,440,000	3,488,538
5.125% 1/1/25-09 (FGIC)	100,000	102,831
5.25% 1/1/32-11 (FGIC)	5,000,000	5,244,700
Series C
5.125% 1/1/20-11 (FGIC)	2,000,000	2,090,100
5.25% 1/1/32-11 (FGIC)	8,845,000	9,277,873
5.50% 1/1/17-11 (FGIC)	2,500,000	2,641,775
Minnesota Agricultural
& Economic Development Board
Revenue (Fairview Health Care
System) Series A	6,570,000	6,726,300
5.75% 11/15/26-07 (MBIA)
6.375% 11/15/29-10	485,000	528,078
Minnesota Public Facilities
Authority Water Pollution
Control Revenue
Series A 5.00% 3/1/20-10	3,000,000	3,094,110
Series B 4.75% 3/1/19-09	2,000,000	2,031,180
Morris Independent School District
#769 Building 5.00% 2/1/24-13
(MBIA)	4,875,000	5,135,618
Mounds View Independent
School District #621 Series A
5.375% 2/1/24-11 (FGIC)	6,170,000	6,477,389
Puerto Rico Public Buildings
Authority Guaranteed
Government Facilities Revenue
Series D 5.25% 7/1/36-12	2,930,000	3,116,495
Rochester Electric Utilities Revenue
5.25% 12/1/30-10	4,915,000	5,149,839
Rochester Multifamily Housing
Revenue (Wedum Shorewood
Campus Project)
6.60% 6/1/36-09	3,890,000	4,137,210
Shakopee Public Utilities
Commission Revenue
5.125% 2/1/26-09 (MBIA)	2,850,000	2,901,044
Southern Minnesota Municipal
Power Agency Supply Revenue
Series A
5.75% 1/1/18-13	3,790,000	4,141,257
5.75% 1/1/18-13 (AMBAC)	670,000	732,096
5.75% 1/1/18-13 (MBIA)	1,000,000	1,092,680
^Sauk Rapids Independent School
District #047 Series B
5.983% 2/1/15-11 (FSA)	2,700,000	1,865,457
6.083% 2/1/17-11 (FSA)	2,245,000	1,372,773
St. Michael Independent School
District #885
5.00% 2/1/20-12 (FSA)	1,970,000	2,064,816
5.00% 2/1/27-12 (FSA)	3,435,000	3,600,327
		127,401,641
Special Tax Revenue Bonds – 1.78%
^Minneapolis Community
Development Agency Tax
Increment Capital Appreciation
Revenue 6.674% 9/1/09
(MBIA)	5,750,000	5,333,010
Puerto Rico Commonwealth
Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/46	4,000,000	3,936,360
Virgin Islands Public Finance
Authority Revenue (Senior Lien
Matching Fund Loan) Series A
5.25% 10/1/22	1,785,000	1,812,328
		11,081,698

	Principal
	Amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 4.08%
Minnesota State
5.00% 11/1/20 (FSA)	$13,675,000	$ 14,128,600
5.00% 8/1/21	2,400,000	2,474,952
Puerto Rico Commonwealth Public
Improvement
Series A 5.00% 7/1/34	4,500,000	4,476,645
Series B 5.00% 7/1/35	1,500,000	1,489,860
Puerto Rico Commonwealth
Public Improvement Refunding
Series A 5.50% 7/1/19 (MBIA)	1,500,000	1,674,345
Puerto Rico Government
Development Bank Senior
Notes Series B 5.00% 12/1/14	1,000,000	1,051,860
		25,296,262
Transportation Revenue Bonds – 0.58%
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22 (MBIA)	2,000,000	2,044,440
5.25% 1/1/16 (MBIA)	1,460,000	1,537,833
		3,582,273
Water & Sewer Revenue Bonds – 1.65%
&[12]Minnesota Public Facilities
Authority II Water Pollution
Control Revenue 5.25% 3/1/18	10,000,000	10,228,300
		10,228,300
Total Municipal Bonds
(cost $630,269,539)		646,389,065

	Number of
	Shares
Short-Term Investments – 1.99%
Money Market Instrument – 0.12%
Federated Minnesota Municipal
Cash Trust	767,066	767,066
		767,066

	Principal
	Amount
•Variable Rate Demand Notes– 1.87%
Midwest Consortium of Municipal
Utilities Revenue (Assistant
Financing Project) Series B
3.95% 10/1/35	$1,715,000	1,715,000
St. Paul Housing & Redevelopment
Authority Revenue
(Pur-Cretin-Derham
Hall Project) 3.97% 2/1/26	300,000	300,000
University of Minnesota Weekly
Series A 4.05% 1/1/34	3,515,000	3,515,000
University of Minnesota Series C
4.05% 12/1/36	6,050,000	6,050,000
		11,580,000
Total Short-Term Investments
(cost $12,347,066)		12,347,066

Total Value of Securities – 106.13%
(cost $642,616,605)	658,736,131
Liabilities Net of Receivables and
Other Assets – (6.13%)*	(38,037,973)
Net Assets Applicable to 51,010,649
Shares Outstanding – 100.00%	$620,698,158

Net Asset Value – Delaware Tax-Free Minnesota Fund
Class A ($578,194,465 / 47,524,800 Shares)	$12.17
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class B ($15,674,188 / 1,287,318 Shares)	$12.18
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class C ($26,829,505 / 2,198,531 Shares)	$12.20

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$603,852,116
Distributions in excess of net investment income	(22,488)
Accumulated net realized gain on investments	749,004
Net unrealized appreciation of investments	16,119,526
Total net assets	$620,698,158

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Authority
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
VA — Insured by the Veterans Administration

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

^	Zero coupon security. The interest rate shown is the yield at the time of purchase.

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

@	Illiquid security. At August 31, 2007, the aggregate amount of illiquid securities equals $3,573,363, which represented 0.58% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

*	Includes $44,380,000 in liability for Inverse Floater programs. See Note 7 in “Notes to Financial Statements.”

&[1]	Security held in a trust in connection with the Inverse Floater security $5,250,000, 6.873%, 7/1/21.

&[2]	Security held in a trust in connection with the Inverse Floater security $1,920,000, 7.380%, 7/1/18.

&[3]	Security held in a trust in connection with the Inverse Floater security $4,585,000, 6.366%, 1/1/13.

(continues)     21

Statements of net assets

Delaware Tax-Free Minnesota Fund

&[4]	Security held in a trust in connection with the Inverse Floater security $2,000,000, 6.386%, 1/1/14.

&[5]	Security held in a trust in connection with the Inverse Floater security $2,950,000, 6.386%, 1/1/15.

&[6]	Security held in a trust in connection with the Inverse Floater security $2,100,000, 6.873%, 11/15/27.

&[7]	Security held in a trust in connection with the Inverse Floater security $8,375,000, 6.873%, 11/15/27.

&[8]	Security held in a trust in connection with the Inverse Floater security $3,510,000, 7.126%, 2/1/23.

&[9]	Security held in a trust in connection with the Inverse Floater security $1,605,000, 7.076%, 2/1/21.

&[10]	Security held in a trust in connection with the Inverse Floater security $3,440,000, 7.076%, 2/1/20.

&[11]	Security held in a trust in connection with the Inverse Floater security $3,645,000, 7.076%, 2/1/21.

&[12]	Security held in a trust in connection with the Inverse Floater security $5,000,000, 6.366%, 3/1/18.

For additional information on the Inverse Floater programs, see Note 7 in “Notes to Financial Statements.”

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Fund
Net asset value Class A (A)	$12.17
Sales charge (4.50% of offering price) (B)	0.57
Offering price	$12.74

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 96.30%
Corporate-Backed Revenue Bonds – 3.27%
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	$ 750,000	$ 745,785
Minneapolis Community
Development Agency (Limited
Tax Common Bond Fund) Series 4
6.20% 6/1/17 (AMT)	1,055,000	1,059,389
		1,805,174
Education Revenue Bonds – 7.41%
Minnesota State Higher Education
Facilities Authority Revenue
(Augsburg College) Series 6-J1
5.00% 5/1/28	750,000	716,003
(Macalester College) Series 6 P
4.25% 3/1/27	750,000	695,363
(University of St. Thomas)
Series 5-Y 5.25% 10/1/19	1,590,000	1,650,832
St. Cloud Housing & Redevelopment
Authority Revenue (State
University Foundation Project)
5.00% 5/1/23	1,000,000	1,022,680
		4,084,878
Electric Revenue Bonds – 1.87%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	1,000,000	1,031,500
		1,031,500
Escrowed to Maturity Bonds – 2.05%
University of Minnesota Series A
5.75% 7/1/16	1,000,000	1,127,900
		1,127,900
Health Care Revenue Bonds – 23.04%
Bemidji Health Care Facilities First
Mortgage Revenue (North
Country Health Services)
5.00% 9/1/24 (RADIAN)	500,000	486,220
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/20	1,250,000	1,225,375
Maple Grove Health Care Facilities
Revenue (North Memorial Health
Care) 5.00% 9/1/29	500,000	487,305
Maple Grove Health Care System
Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,000,000	1,003,690
Minneapolis Health Care System
Revenue (Allina Health Systems)
Series A 5.75% 11/15/32	1,500,000	1,545,675
Minneapolis-St. Paul Housing
& Redevelopment Authority
Health Care System (Health
Partners Obligation Group Project)
6.00% 12/1/17	1,125,000	1,182,611
Moorhead Economic Development
Authority Multifamily Housing
Revenue Refunding (Eventide
Lutheran Home Project)
4.70% 6/1/18	475,000	446,453
Northfield Hospital Revenue
5.25% 11/1/21	1,000,000	982,780
Oakdale Elderly Housing Revenue
(PHM/Oakdale Project)
5.75% 3/1/18	1,400,000	1,400,252
Sherburne County Health Care
Facilities Revenue (Guardian
Angels Health Services)
5.30% 10/1/26	250,000	237,303
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.50% 7/1/25	1,500,000	1,545,914
St. Paul Housing & Redevelopment
Authority Hospital Revenue
(Health East Project) Series B
5.85% 11/1/17	1,160,000	1,176,542
Winona Health Care Facilities
Revenue Refunding (Winona
Health Obligation Group)
5.00% 7/1/20	1,000,000	980,000
		12,700,120
Housing Revenue Bonds – 8.25%
Minneapolis Multifamily Housing
Revenue Refunding (Trinity
Apartments) (HUD Section 8)
Series A 6.75% 5/1/21	1,785,000	1,857,275
Minnesota Housing Finance Agency
Residential Housing
Series I 5.10% 7/1/20 (AMT)	785,000	790,291
Series M 4.85% 7/1/31(AMT)	1,000,000	951,770
Single Family Mortgage Series J
5.90% 7/1/28 (AMT)	415,000	420,590
@Park Rapids Multifamily Housing
Revenue (The Court Apartments
Project) (HUD Section 8)
6.05% 8/1/12	525,000	526,218
		4,546,144
Lease Revenue Bonds – 5.58%
Blue Earth County Economic
Development Authority (Public
Project Lease) 5.00% 12/1/27 (MBIA)	1,000,000	1,036,050
Edina Housing & Redevelopment
Authority Public Project Revenue
(Appropriate Lease Obligation)
5.125% 2/1/19	1,000,000	1,030,600
Hibbing Economic Development
Authority Revenue (Public
Project-Hibbing Lease Obligation)
6.10% 2/1/08	145,000	145,112

(continues)     23

Statements of net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Virginia Housing & Redevelopment
Authority Health Care Facilities
(Lease Revenue) 5.25% 10/1/25	$ 880,000	$ 862,356
		3,074,118
Local General Obligation Bonds – 14.64%
Big Lake Independent School
District #727 Series C Refunding
5.00% 2/1/16 (FSA)	1,180,000	1,225,666
5.00% 2/1/17 (FSA)	1,000,000	1,038,700
Dakota County Community
Development Agency Refunding
(Senior Housing Facilities) Series A
5.00% 1/1/22	1,150,000	1,189,503
Hennepin County Series B
4.75% 12/1/14	1,000,000	1,027,720
Minneapolis Tax Increment Revenue
(Ivy Tower Project) 5.50% 2/1/22	415,000	405,497
Osseo Independent School
District #279 Series A
5.00% 2/1/21 (FSA)	1,500,000	1,551,959
South Washington County
Independent School District #833
Series B 5.00% 2/1/16 (FSA)	1,560,000	1,634,692
		8,073,737
§Pre-Refunded Bonds – 15.39%
Centennial Independent School
District #012 Series A
5.00% 2/1/18-12 (FSA)	1,000,000	1,048,130
5.00% 2/1/20-12 (FSA)	750,000	786,098
Dakota County Capital Improvement
Series A 4.75% 2/1/17-11	1,000,000	1,029,460
Hopkins Independent
School District #270
5.125% 2/1/17-12 (FGIC)	2,000,000	2,106,339
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series A 5.625% 5/15/32-12	1,750,000	1,907,693
Minnesota Higher Education Facilities
Authority Revenue (College
of Art & Design) Series 5-D
6.625% 5/1/20-10	1,000,000	1,072,380
Puerto Rico Commonwealth Highway
& Transportation Authority
Series D 5.25% 7/1/38-12	500,000	533,875
		8,483,975
Special Tax Revenue Bonds – 4.17%
Minneapolis Art Center Facilities
Revenue (Walker Art Center
Project) 5.125% 7/1/21	2,250,000	2,300,220
		2,300,220
State General Obligation Bonds – 9.19%
Minnesota State
5.00% 6/1/10	1,330,000	1,377,388
5.00% 8/1/21	2,550,000	2,629,636
•Puerto Rico Public Finance
Commonwealth Appropriation
(LOC Puerto Rico Government
Bank) Series A 5.75% 8/1/27	1,000,000	1,059,990
		5,067,014
Transportation Revenue Bonds – 1.44%
Minneapolis/St. Paul Metropolitan
Airports Commission Refunding
Series 14 5.50% 1/1/11 (AMT)	750,000	792,413
		792,413
Total Municipal Bonds
(cost $52,271,616)		53,087,193

	Number of
	Shares
Short-Term Investments – 2.60%
Money Market Instrument – 1.15%
Federated Minnesota Municipal
Cash Trust	634,598	634,598
		634,598

	Principal
	Amount
•Variable Rate Demand Note – 1.45%
University of Minnesota Series C
4.05% 12/1/36	$ 800,000	800,000
		800,000
Total Short-Term Investments
(cost $1,434,598)		1,434,598

Total Value of Securities – 98.90%
cost $53,706,214)		54,521,791
Receivables and Other Assets
Net of Liabilities – 1.10%		604,099
Net Assets Applicable to 5,192,603
Shares Outstanding – 100.00%		$55,125,890

Net Asset Value – Delaware Tax-Free Minnesota
Intermediate Fund Class A
($48,477,385 / 4,567,460 Shares)		$10.61
Net Asset Value – Delaware Tax-Free Minnesota
Intermediate Fund Class B
($1,712,519 / 160,933 Shares)		$10.64
Net Asset Value – Delaware Tax-Free Minnesota
Intermediate Fund Class C
($4,935,986 / 464,210 Shares)		$10.63

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$55,856,333
Accumulated net realized loss on investments		(1,546,020)
Net unrealized appreciation of investments		815,577
Total net assets		$55,125,890

Summary of Abbreviations:
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

@	Illiquid security. At August 31, 2007, the aggregate amount of illiquid securities equaled $526,218, which represented 0.95% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)	$10.61
Sales charge (2.75% of offering price) (B)	0.30
Offering price	$10.91

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     25

Statements of net assets

Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 96.85%
Corporate-Backed Revenue Bonds – 3.59%
Cloquet Pollution Control
Revenue Refunding (Potlatch
Corporation Project)
5.90% 10/1/26	$1,700,000	$ 1,708,228
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	1,750,000	1,740,165
Sartell Environmental Improvement
Revenue Refunding
(International Paper) Series A
5.20% 6/1/27	1,750,000	1,693,843
		5,142,236
Education Revenue Bonds – 7.79%
Minnesota State Higher Education
Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	681,779
Series 6-J1 5.00% 5/1/36	1,000,000	935,720
(Macalester College) Series 6-P
4.25% 3/1/32	1,500,000	1,355,640
(St. Olaf)
Series 6-O 4.50% 10/1/32	1,000,000	898,610
Series 6-O 5.00% 10/1/22	1,000,000	1,016,020
(University St. Thomas) Series 6-I
5.00% 4/1/23	1,500,000	1,515,585
Minnesota State Higher Education
Facilities Authority Revenue
(St. Catherine College)
Series 5-N1 5.375% 10/1/32	2,000,000	2,015,360
University of Minnesota Special
Purpose Revenue (Supported
Stadium Debt) 5.00% 8/1/29	2,660,000	2,736,023
		11,154,737
Electric Revenue Bonds – 6.66%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	1,000,000	1,031,500
Minnesota State Municipal Power
Agency Electric Revenue
5.00% 10/1/35	1,000,000	1,004,250
Series A 5.00% 10/1/34	2,750,000	2,762,099
Southern Minnesota Municipal
Power Agency Supply System
Revenue Series A
5.25% 1/1/16 (AMBAC)	1,000,000	1,085,940
Western Minnesota Municipal
Power Agency Supply Revenue
5.00% 1/1/36 (FSA)	2,250,000	2,299,523
Series A 5.00% 1/1/30 (MBIA)	1,335,000	1,353,610
		9,536,922
Health Care Revenue Bonds – 34.60%
Aitkin Health Care Facilities
Revenue Refunding (Riverwood
Health Care Center)
5.50% 2/1/24	700,000	682,836
Apple Valley Economic
Development Authority Health
Care Revenue (Augustanna
Home St. Paul Project) Series A
5.80% 1/1/30	1,000,000	978,720
Bemidji Health Care Facilities First
Mortgage Revenue (North
Country Health Services)
5.00% 9/1/31 (RADIAN)	2,500,000	2,363,149
Refunding 5.00% 9/1/20	1,150,000	1,166,227
Breckenridge Catholic
Health Initiatives Series A
5.00% 5/1/30	2,000,000	2,009,420
Buffalo Health Care Revenue
Refunding (Central Minnesota
Senior Housing Project) Series A
5.375% 9/1/26	1,000,000	930,780
Detroit Lakes Housing & Health
Facilities Revenue Refunding
(Mankato Lutheran Homes)
Series D 5.50% 8/1/21	500,000	490,970
Duluth Economic Development
Authority Health Care Facilities
Revenue (Benedictine Health
System – St. Mary’s Hospital)
5.25% 2/15/28	1,000,000	1,006,500
5.25% 2/15/33	2,250,000	2,256,052
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/20	1,100,000	1,078,330
5.00% 4/1/31	1,965,000	1,829,828
Mahtomedi Senior Housing
Revenue Refunding
(St. Andrews Village Project)
5.75% 12/1/40	1,000,000	961,010
Maple Grove Health Care Facilities
Revenue (North Memorial
Health Care) 5.00% 9/1/35	3,590,000	3,446,399
Maple Grove Health Care System
Revenue (Maple Grove
Hospital) 5.25% 5/1/37	1,000,000	1,003,690
Minneapolis Health Care
Facilities Revenue
(Augustana Chapel View Homes)
Series D 5.75% 6/1/29	1,000,000	982,970
(Jones-Harrison Residence
Project) 5.60% 10/1/30	1,500,000	1,433,565

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Minneapolis Health Care System
Revenue (Allina Health Systems)
Series A 5.75% 11/15/32	$2,000,000	$2,060,900
(Fairview Health Services)
Series D 5.00% 11/15/34
(AMBAC)	1,000,000	1,008,300
Minneapolis-St. Paul Housing
& Redevelopment Authority
(Health Partners Obligation
Group Project) 6.00% 12/1/17	1,125,000	1,182,611
Minnesota Agricultural & Economic
Development Board Revenue
(Benedictine Health Systems)
5.75% 2/1/29	1,000,000	982,430
Moorhead Economic Development
Authority Multifamily Housing
Revenue Refunding (Eventide
Project) Series A 5.15% 6/1/29	550,000	500,088
North Oaks Senior Housing
Revenue (Presbyterian Homes)
6.25% 10/1/47	1,000,000	998,470
Northfield Hospital Revenue
5.375% 11/1/31	1,000,000	959,460
Northfield Housing &
Redevelopment Authority
(Northfield Retirement Center)
Series B 5.125% 12/1/26	750,000	694,965
Oakdale Elderly Housing Revenue
(PHM/Oakdale Project)
6.00% 3/1/28	1,800,000	1,800,234
Owatonna Senior Housing
Revenue (Senior Living Project)
Series A
5.80% 10/1/29	400,000	393,136
6.00% 4/1/41	1,250,000	1,238,500
Prior Lake Senior Housing Revenue
(Shepherds Path Senior
Housing) Series B 5.75% 8/1/41	1,000,000	960,250
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,000,000	953,570
Shoreview Elderly Housing
Revenue (PHM/Shoreview
Project) 6.15% 12/1/33	1,250,000	1,255,738
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.25% 7/1/30	1,000,000	1,007,630
St. Paul Housing & Redevelopment
Authority Health Care Facilities
Revenue (Health Partners
Obligation Group Project)
5.25% 5/15/36	1,000,000	959,160
St. Paul Housing & Redevelopment
Authority Hospital Revenue
(Health East Project)
6.00% 11/15/25	1,000,000	1,036,240
Series A 5.70% 11/1/15	800,000	811,272
Series B 5.85% 11/1/17	250,000	253,565
St. Paul Housing and
Redevelopment Authority
Multifamily Housing Revenue
Refunding (Marion Center
Project) Series A 5.375% 5/1/43	1,000,000	894,340
Stillwater Health Care Revenue
(Health System Obligation Group)
5.00% 6/1/25	2,000,000	1,977,820
5.00% 6/1/35	1,000,000	957,270
Twin Valley Congregate Housing
Revenue (Living Options
Project) 5.95% 11/1/28	1,825,000	1,652,629
Winona Health Care Facilities
Revenue Refunding (Winona
Health Obligation Group)
5.15% 7/1/31	1,500,000	1,425,855
Woodbury Economic Development
Authority Housing Revenue
Refunding 5.65% 6/1/33	1,000,000	953,540
		49,538,419
Housing Revenue Bonds – 14.63%
Chanhassen Multifamily
Housing Revenue Refunding
(Heritage Park Apartments)
6.20% 7/1/30 (FHA) (AMT)
(HUD-Section 8)	300,000	303,888
Chaska Multifamily Housing
Revenue (West Suburban
Housing Partners)
5.875% 3/1/31 (AMT)	1,000,000	952,360
@Hutchinson Multifamily Housing
Revenue (Evergreen Apartments
Project) (HUD Section 8)
5.75% 11/1/28	1,865,000	1,771,881
Minneapolis Multifamily
Housing Revenue (Grant
Street Apartments) Series A
7.25% 11/1/29	2,085,000	2,172,152
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	1,490,000	1,490,983
(Trinity Apartments) Series A
6.75% 5/1/21 (HUD Section 8)	655,000	681,521
Minneapolis/St. Paul Housing
Finance Board Single Family
Mortgage (City Living Project)
Series A-2 5.00% 12/1/38
(GNMA) (FNMA) (AMT)	993,760	950,591

(continues)     27

Statements of net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Minnesota Housing Finance
Agency (Rental Housing)
Series A 4.875% 8/1/24 (AMT)	$ 585,000	$ 571,147
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	2,157,911
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	1,000,000	962,280
Series I 4.85% 7/1/38 (AMT)	1,145,000	1,073,838
Series M 4.875% 7/1/37 (AMT)	2,500,000	2,353,924
(Single Family Mortgage)
Series J 5.90% 7/1/28 (AMT)	640,000	648,621
Minnesota State Housing Finance
Agency Single Family Mortgage
Series E 6.25% 1/1/23 (AMT)	10,000	10,031
•Series M 5.875% 1/1/17	15,000	15,335
St. Cloud Housing & Redevelopment
Authority Multifamily
Housing Revenue (Sterling
Heights Apartments Project)
7.55% 4/1/39 (AMT)	530,000	542,741
St. Paul Housing & Redevelopment
Authority Multifamily
Housing Revenue (Shelby
Grotto Housing Project)
5.50% 9/20/44 (GNMA)
(FHA) (AMT)	750,000	761,723
Stillwater Multifamily Housing
Revenue (Orleans Homes L P
Project) 5.50% 2/1/42 (AMT)	750,000	696,143
Washington County Housing
& Redevelopment Authority
Revenue Refunding (Briar
Pond Project) Series B
7.125% 8/20/34	830,000	798,336
(Woodland Park Apartments
Project) 4.70% 10/1/32	2,075,000	2,022,088
		20,937,494
Lease Revenue Bonds – 1.93%
Hibbing Economic Development
Authority Revenue (Public
Project - Hibbing Lease
Obligation) 6.40% 2/1/12	530,000	530,408
St. Paul Port Authority Lease Revenue
(Regions Hospital Parking Ramp
Project) Series 1 5.00% 8/1/36	1,375,000	1,205,078
(Robert Street Office
Building Project) Series 3-11
5.00% 12/1/27	1,000,000	1,022,810
		2,758,296
Local General Obligation Bonds – 10.66%
Chaska Independent School
District #112 Series A
4.50% 2/1/28 (MBIA)	2,000,000	1,933,760
Farmington Independent
School District #192 Series B
5.00% 2/1/27 (FSA)	1,000,000	1,027,700
Foley Independent School District
#51 (School Building)
Refunding Series A 5.00% 2/1/21	1,105,000	1,152,360
Hopkins Independent School
District #270 Facilities
5.00% 2/1/26 (MBIA)	1,055,000	1,085,563
Lakeville Independent School
District #194 Series A
4.75% 2/1/22 (FSA)	1,000,000	1,016,910
Metropolitan Council Waste Water
Treatment Series B
4.375% 12/1/27	1,000,000	950,880
5.00% 12/1/21	500,000	521,000
Minneapolis Tax Increment Revenue
(Ivy Tower Project) 5.70% 2/1/29	785,000	765,909
(St. Anthony Falls Project)
Refunding 5.65% 2/1/27	500,000	493,995
Moorhead Improvement Series B
5.00% 2/1/33 (MBIA)	750,000	768,780
Perham Disposal System
6.00% 5/1/22 (AMT)	1,500,000	1,547,535
St. Michael Independent School
District #885 Series B
4.25% 2/1/27 (MBIA)	1,000,000	930,400
St. Paul Independent School
District #625 Series B
5.00% 2/1/20 (FSA)	750,000	782,040
Todd Morrison Cass & Wadena
Counties United Hospital
District (Health Care
Facilities-Lakewood)	610,000	590,328
5.00% 12/1/21
5.125% 12/1/24	205,000	197,704
5.25% 12/1/26	1,540,000	1,495,386
		15,260,250
§Pre-Refunded Bonds – 8.84%
Andover Economic Development
Authority Public Facilities Lease
Revenue (Andover Community
Center) 5.20% 2/1/34 -14	1,000,000	1,060,610
Little Canada Multifamily
Housing Revenue Alternative
Development (Montreal Courts
Apartments Project) Series A
6.25% 12/1/27-07	1,250,000	1,256,913
Minneapolis Community
Development Agency
(Supported Development
Revenue) Series G-3
5.45% 12/1/31-11	1,000,000	1,067,980

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Minneapolis Health Care
System Revenue (Fairview
Health Services) Series A
5.625% 5/15/32-12	$2,000,000	$ 2,180,219
Minnesota Higher Education
Facilities Authority Revenue
(College of Art & Design)
Series 5-D 6.75% 5/1/26-10	500,000	537,760
Minnesota State Refunding
and Various Purposes
5.00% 11/1/17-08	2,160,000	2,192,529
Perham Hospital District Senior
Congregate Housing Facilities
Revenue (Briarwood Project)
6.25% 11/1/22-07	620,000	622,096
Puerto Rico Commonwealth
Highway & Transportation
Authority Transportation
Refunding Series D
5.25% 7/1/38-12	1,500,000	1,601,625
Puerto Rico Electric Power
Authority Power Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,079,350
Rochester Multifamily Housing
Revenue (Wedum Shorewood
Campus) 6.60% 6/1/36-09	990,000	1,052,915
		12,651,997
Special Tax Revenue Bonds – 3.09%
Minneapolis Supported
Development Revenue (Limited
Tax-Common Bond Fund)
Series 2A 5.00% 6/1/28 (AMT)	1,170,000	1,107,031
Puerto Rico Commonwealth
Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/46	800,000	787,272
St. Paul Port Authority
(Brownsfields Redevelopment
Tax) Series 2 5.00% 3/1/37	1,500,000	1,523,250
Virgin Islands Public Finance
Authority Revenue
(Senior-Lien-Matching
Fund Loan Note) Series A
5.25% 10/1/24	1,000,000	1,009,370
		4,426,923
State General Obligation Bonds – 3.64%
Minnesota State
5.00% 6/1/10	2,500,000	2,589,075
5.00% 6/1/14	1,000,000	1,070,610
Puerto Rico Commonwealth
Public Improvement Series A
5.00% 7/1/34	500,000	497,405
Puerto Rico Government
Development Bank Senior
Notes Series B 5.00% 12/1/14	1,000,000	1,051,860
		5,208,950
Transportation Revenue Bonds – 1.42%
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A 5.00% 1/1/28 (MBIA)	2,000,000	2,029,300
		2,029,300
Total Municipal Bonds
(cost $140,911,803)		138,645,524

Short-Term Investments– 2.44%
•Variable Rate Demand Notes – 2.44%
St. Paul Port Authority Industrial
Development Revenue
(Camada Limited Partnership-711)
4.05% 12/1/22 (AMT)	100,000	100,000
University of Minnesota Series C
4.05% 12/1/36	3,400,000	3,400,000
Total Short-Term Investments
(cost $3,500,000)		3,500,000

Total Value of Securities – 99.29%
(cost $144,411,803)		142,145,524
Receivables and Other Assets
Net of Liabilities – 0.71%		1,011,680
Net Assets Applicable to 14,059,425
Shares Outstanding – 100.00%		$143,157,204

Net Asset Value – Delaware Minnesota High-Yield
Municipal Bond Fund Class A
($109,807,054 / 10,788,603 Shares)		$10.18
Net Asset Value – Delaware Minnesota High-Yield
Municipal Bond Fund Class B
($7,334,336 / 719,545 Shares)		$10.19
Net Asset Value – Delaware Minnesota High-Yield
Municipal Bond Fund Class C
($26,015,814 / 2,551,277 Shares)		$10.20

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$148,026,274
Undistributed net investment income		45
Accumulated net realized loss on investments		(2,602,836)
Net unrealized depreciation of investments		(2,266,279)
Total net assets		$143,157,204

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
HUD — Housing and Urban Development
RADIAN — Insured by Radian Asset Assurance

(continues)     29

Statements of net assets

Delaware Minnesota High-Yield Municipal Bond Fund

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

@	Illiquid security. At August 31, 2007, the aggregate amount of illiquid securities equaled $1,771,881, which represented 1.24% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

Net Asset Value and Offering Price Per Share –
Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value Class A (A)	$10.18
Sales charge (4.50% of offering price) (B)	0.48
Offering price	$10.66

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations

Year Ended August 31, 2007

		Delaware	Delaware
	Delaware	Tax-Free	Minnesota
	Tax-Free	Minnesota	High-Yield
	Minnesota	Intermediate	Municipal
	Fund	Fund	Bond Fund
Investment Income:
Interest	$26,389,680	$2,671,011	$6,789,205

Expenses:
Management fees	2,682,230	274,058	748,983
Interest and related expenses	1,436,011	—	—
Distribution expenses – Class A	1,145,802	119,728	257,351
Distribution expenses – Class B	130,730	18,491	87,887
Distribution expenses – Class C	202,589	50,415	240,683
Dividend disbursing and transfer agent fees and expenses	244,074	36,291	78,940
Accounting and administration expenses	196,689	21,925	54,471
Reports and statements to shareholders	87,009	12,816	14,833
Trustees’ fees and benefits	77,927	9,919	22,240
Legal fees	72,925	16,470	22,635
Registration fees	47,761	12,035	30,692
Audit and tax	44,129	15,113	18,865
Custodian fees	27,648	6,145	12,354
Insurance fees	12,843	1,413	3,959
Consulting fees	9,033	1,298	2,522
Pricing fees	6,948	2,195	4,271
Dues and services	1,814	180	451
Trustees’ expenses	1,731	186	458
Taxes (other than taxes on income)	58	—	231
	6,427,951	598,678	1,601,826
Less expenses absorbed or waived	(97,642)	(75,368)	(132,302)
Less waived distribution expenses – Class A	—	(47,891)	—
Less expense paid indirectly	(4,285)	(695)	(985)
Total expenses	6,326,024	474,724	1,468,539
Net Investment Income	20,063,656	2,196,287	5,320,666

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	33,546	(89,813)	(71,140)
Net change in unrealized appreciation/depreciation of investments	(15,848,509)	(1,183,650)	(5,199,371)
Net Realized and Unrealized Loss on Investments	(15,814,963)	(1,273,463)	(5,270,511)

Net Increase in Net Assets Resulting from Operations	$4,248,693	$922,824	$50,155

See accompanying notes

Statements of changes in net assets

	Delaware Tax-Free		Delaware Tax-Free Minnesota		Delaware Minnesota High-Yield
	Minnesota Fund		Intermediate Fund		Municipal Bond Fund

	Year Ended		Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06	8/31/07	8/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$20,063,656	$16,164,300	$2,196,287	$2,195,840	$5,320,666	$4,085,620
Net realized gain (loss) on investments	33,546	420,471	(89,813)	(181,095)	(71,140)	(187,727)
Net change in unrealized appreciation/
depreciation of investments	(15,848,509)	(5,618,279)	(1,183,650)	(652,780)	(5,199,371)	(226,433)
Net increase in net assets resulting
from operations	4,248,693	10,966,492	922,824	1,361,965	50,155	3,671,460

Dividends and Distributions to
Shareholders from:
Net investment income:
Class A	(18,683,231)	(15,322,571)	(1,971,803)	(1,965,980)	(4,206,568)	(3,084,904)
Class B	(434,393)	(413,101)	(60,183)	(71,129)	(292,864)	(353,881)
Class C	(671,635)	(487,162)	(164,296)	(158,749)	(801,099)	(628,298)

Net realized gain on investments:
Class A	(332,881)	(767,541)	—	—	—	—
Class B	(9,630)	(26,047)	—	—	—	—
Class C	(13,628)	(29,894)	—	—	—	—
	(20,145,398)	(17,046,316)	(2,196,282)	(2,195,858)	(5,300,531)	(4,067,083)
Capital Share Transactions:
Proceeds from shares sold:
Class A	45,483,808	46,525,876	6,159,265	4,468,732	39,562,284	33,135,160
Class B	425,118	806,782	13,368	12,810	718,339	1,943,331
Class C	4,739,708	4,424,369	709,963	1,086,994	10,413,630	7,697,199

Net asset value of shares issued upon
reinvestment of dividends and distributions:
Class A	12,201,845	10,254,675	1,387,160	1,416,395	2,699,180	1,867,441
Class B	282,247	273,926	46,325	53,171	194,713	227,202
Class C	527,388	399,762	120,231	116,926	574,257	437,783

Net assets from Fund merger[1]:
Class A	205,624,133	—	—	—	—	—
Class B	8,764,578	—	—	—	—	—
Class C	11,631,916	—	—	—	—	—
	289,680,741	62,685,390	8,436,312	7,155,028	54,162,403	45,308,116
Cost of shares repurchased:
Class A	(52,066,708)	(33,894,118)	(6,246,465)	(9,830,857)	(15,928,387)	(11,064,882)
Class B	(4,727,364)	(2,326,335)	(300,624)	(841,634)	(2,897,155)	(3,010,441)
Class C	(4,490,541)	(3,458,556)	(941,586)	(1,961,559)	(4,527,479)	(3,355,422)
	(61,284,613)	(39,679,009)	(7,488,675)	(12,634,050)	(23,353,021)	(17,430,745)
Increase (decrease) in net assets derived
from capital share transactions	228,396,128	23,006,381	947,637	(5,479,022)	30,809,382	27,877,371
Net Increase (Decrease) in Net Assets	212,499,423	16,926,557	(325,821)	(6,312,915)	25,559,006	27,481,748

Net Assets:
Beginning of year	408,198,735	391,272,178	55,451,711	61,764,626	117,598,198	90,116,450
End of year	$620,698,158	$408,198,735	$55,125,890	$55,451,711	$143,157,204	$117,598,198
Undistributed (distributions in excess of)
net investment income	$(22,488)	$(22,418)	$—	$—	$45	$—

1 See Note 8 in “Notes to Financial Statements.”

See accompanying notes

Financial highlights

Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$12.490	$12.690	$12.620	$12.450	$12.610

Income (loss) from investment operations:
Net investment income	0.511	0.511	0.527	0.590	0.622
Net realized and unrealized gain (loss) on investments	(0.313)	(0.172)	0.222	0.348	(0.148)
Total from investment operations	0.198	0.339	0.749	0.938	0.474

Less dividends and distributions from:
Net investment income	(0.507)	(0.513)	(0.526)	(0.600)	(0.625)
Net realized gain on investments	(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
Total dividends and distributions	(0.518)	(0.539)	(0.679)	(0.768)	(0.634)

Net asset value, end of period	$12.170	$12.490	$12.690	$12.620	$12.450

Total return[1]	1.58%	2.78%	6.12%	7.72%	3.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$578,194	$381,720	$364,491	$348,000	$340,029
Ratio of expenses to average net assets[2]	1.23%	1.19%	1.12%	1.08%	1.17%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	1.25%	1.20%	1.13%	1.08%	1.17%
Ratio of net investment income to average net assets	4.12%	4.11%	4.19%	4.68%	4.90%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.10%	4.10%	4.18%	4.68%	4.90%
Portfolio turnover	7%	13%	10%	25%	27%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

(continues)     33

Financial highlights

Delaware Tax-Free Minnesota Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$12.500	$12.700	$12.630	$12.460	$12.620

Income (loss) from investment operations:
Net investment income	0.419	0.418	0.433	0.496	0.529
Net realized and unrealized gain (loss) on investments	(0.314)	(0.172)	0.222	0.348	(0.150)
Total from investment operations	0.105	0.246	0.655	0.844	0.379

Less dividends and distributions from:
Net investment income	(0.414)	(0.420)	(0.432)	(0.506)	(0.530)
Net realized gain on investments	(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
Total dividends and distributions	(0.425)	(0.446)	(0.585)	(0.674)	(0.539)

Net asset value, end of period	$12.180	$12.500	$12.700	$12.630	$12.460

Total return[1]	0.82%	2.01%	5.33%	6.91%	3.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,674	$11,354	$12,810	$14,588	$16,394
Ratio of expenses to average net assets[2]	1.98%	1.94%	1.87%	1.83%	1.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	2.00%	1.95%	1.88%	1.83%	1.92%
Ratio of net investment income to average net assets	3.37%	3.36%	3.44%	3.93%	4.15%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.35%	3.35%	3.43%	3.93%	4.15%
Portfolio turnover	7%	13%	10%	25%	27%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$12.530	$12.720	$12.650	$12.480	$12.640

Income (loss) from investment operations:
Net investment income	0.418	0.418	0.433	0.495	0.529
Net realized and unrealized gain (loss) on investments	(0.323)	(0.162)	0.222	0.348	(0.151)
Total from investment operations	0.095	0.256	0.655	0.843	0.378

Less dividends and distributions from:
Net investment income	(0.414)	(0.420)	(0.432)	(0.505)	(0.529)
Net realized gain on investments	(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
Total dividends and distributions	(0.425)	(0.446)	(0.585)	(0.673)	(0.538)

Net asset value, end of period	$12.200	$12.530	$12.720	$12.650	$12.480

Total return[1]	0.73%	2.08%	5.32%	6.90%	3.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,830	$15,125	$13,971	$10,811	$10,161
Ratio of expenses to average net assets[2]	1.98%	1.94%	1.87%	1.83%	1.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	2.00%	1.95%	1.88%	1.83%	1.92%
Ratio of net investment income to average net assets	3.37%	3.36%	3.44%	3.93%	4.15%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.35%	3.35%	3.43%	3.93%	4.15%
Portfolio turnover	7%	13%	10%	25%	27%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

(continues)     35

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.860	$11.010	$10.890	$10.630	$10.720

Income (loss) from investment operations:
Net investment income	0.445	0.429	0.407	0.444	0.469
Net realized and unrealized gain (loss) on investments	(0.250)	(0.150)	0.120	0.260	(0.088)
Total from investment operations	0.195	0.279	0.527	0.704	0.381

Less dividends and distributions from:
Net investment income	(0.445)	(0.429)	(0.407)	(0.444)	(0.471)
Total dividends and distributions	(0.445)	(0.429)	(0.407)	(0.444)	(0.471)

Net asset value, end of period	$10.610	$10.860	$11.010	$10.890	$10.630

Total return[1]	1.80%	2.62%	4.93%	6.73%	3.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,477	$48,297	$52,958	$57,012	$57,635
Ratio of expenses to average net assets[2]	0.76%	0.75%	0.79%	0.89%	0.96%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	1.00%	0.97%	0.95%	1.00%	1.06%
Ratio of net investment income to average net assets	4.11%	3.96%	3.72%	4.10%	4.32%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.87%	3.74%	3.56%	3.99%	4.22%
Portfolio turnover	15%	11%	25%	30%	23%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.890	$11.040	$10.920	$10.650	$10.740

Income (loss) from investment operations:
Net investment income	0.353	0.337	0.314	0.352	0.377
Net realized and unrealized gain (loss) on investments	(0.250)	(0.150)	0.120	0.270	(0.088)
Total from investment operations	0.103	0.187	0.434	0.622	0.289

Less dividends and distributions from:
Net investment income	(0.353)	(0.337)	(0.314)	(0.352)	(0.379)
Total dividends and distributions	(0.353)	(0.337)	(0.314)	(0.352)	(0.379)

Net asset value, end of period	$10.640	$10.890	$11.040	$10.920	$10.650

Total return[1]	0.94%	1.75%	4.03%	5.91%	2.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,713	$1,993	$2,811	$3,224	$4,002
Ratio of expenses to average net assets[2]	1.61%	1.60%	1.64%	1.74%	1.81%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	1.75%	1.72%	1.70%	1.75%	1.83%
Ratio of net investment income to average net assets	3.26%	3.11%	2.87%	3.25%	3.47%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.12%	2.99%	2.81%	3.24%	3.45%
Portfolio turnover	15%	11%	25%	30%	23%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

(continues)     37

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.880	$11.030	$10.910	$10.640	$10.730

Income (loss) from investment operations:
Net investment income	0.353	0.337	0.314	0.352	0.377
Net realized and unrealized gain (loss) on investments	(0.250)	(0.150)	0.120	0.270	(0.088)
Total from investment operations	0.103	0.187	0.434	0.622	0.289

Less dividends and distributions from:
Net investment income	(0.353)	(0.337)	(0.314)	(0.352)	(0.379)
Total dividends and distributions	(0.353)	(0.337)	(0.314)	(0.352)	(0.379)

Net asset value, end of period	$10.630	$10.880	$11.030	$10.910	$10.640

Total return[1]	0.94%	1.75%	4.04%	5.91%	2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,936	$5,162	$5,996	$7,188	$6,544
Ratio of expenses to average net assets[2]	1.61%	1.60%	1.64%	1.74%	1.81%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly[2]	1.75%	1.72%	1.70%	1.75%	1.83%
Ratio of net investment income to average net assets	3.26%	3.11%	2.87%	3.25%	3.47%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.12%	2.99%	2.81%	3.24%	3.45%
Portfolio turnover	15%	11%	25%	30%	23%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to Financial Statements”.

See accompanying notes

Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.530	$10.610	$10.240	$9.910	$9.950

Income (loss) from investment operations:
Net investment income	0.430	0.445	0.469	0.512	0.550
Net realized and unrealized gain (loss) on investments	(0.350)	(0.082)	0.372	0.328	(0.030)
Total from investment operations	0.080	0.363	0.841	0.840	0.520

Less dividends and distributions from:
Net investment income	(0.430)	(0.443)	(0.471)	(0.510)	(0.560)
Total dividends and distributions	(0.430)	(0.443)	(0.471)	(0.510)	(0.560)

Net asset value, end of period	$10.180	$10.530	$10.610	$10.240	$9.910

Total return[1]	0.71%	3.54%	8.40%	8.65%	5.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$109,807	$87,504	$63,802	$42,636	$36,644
Ratio of expenses to average net assets	0.90%	0.89%	0.89%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.00%	1.00%	0.98%	1.00%	1.04%
Ratio of net investment income to average net assets	4.09%	4.26%	4.50%	5.03%	5.48%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.99%	4.15%	4.41%	4.78%	5.19%
Portfolio turnover	10%	4%	3%	24%	32%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     39

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.550	$10.630	$10.250	$9.930	$9.970

Income (loss) from investment operations:
Net investment income	0.351	0.367	0.391	0.435	0.475
Net realized and unrealized gain (loss) on investments	(0.360)	(0.082)	0.381	0.318	(0.030)
Total from investment operations	(0.009)	0.285	0.772	0.753	0.445

Less dividends and distributions from:
Net investment income	(0.351)	(0.365)	(0.392)	(0.433)	(0.485)
Total dividends and distributions	(0.351)	(0.365)	(0.392)	(0.433)	(0.485)

Net asset value, end of period	$10.190	$10.550	$10.630	$10.250	$9.930

Total return[1]	(0.13% )	2.77%	7.68%	7.71%	4.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,334	$9,578	$10,505	$12,463	$12,513
Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.50%	1.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.75%	1.75%	1.73%	1.75%	1.79%
Ratio of net investment income to average net assets	3.34%	3.51%	3.75%	4.28%	4.73%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.24%	3.40%	3.66%	4.03%	4.44%
Portfolio turnover	10%	4%	3%	24%	32%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.550	$10.630	$10.250	$9.930	$9.970

Income (loss) from investment operations:
Net investment income	0.351	0.367	0.391	0.435	0.475
Net realized and unrealized gain (loss) on investments	(0.350)	(0.082)	0.381	0.318	(0.030)
Total from investment operations	0.001	0.285	0.772	0.753	0.445

Less dividends and distributions from:
Net investment income	(0.351)	(0.365)	(0.392)	(0.433)	(0.485)
Total dividends and distributions	(0.351)	(0.365)	(0.392)	(0.433)	(0.485)

Net asset value, end of period	$10.200	$10.550	$10.630	$10.250	$9.930

Total return[1]	(0.04% )	2.76%	7.68%	7.71%	4.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,016	$20,516	$15,809	$11,435	$10,754
Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.50%	1.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.75%	1.75%	1.73%	1.75%	1.79%
Ratio of net investment income to average net assets	3.34%	3.51%	3.75%	4.28%	4.73%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.24%	3.40%	3.66%	4.03%	4.44%
Portfolio turnover	10%	4%	3%	24%	32%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Minnesota Municipal Bond Funds

August 31, 2007

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax Free Funds and Voyageur Intermediate Tax Free Funds are individually referred to as Trust and collectively as Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a Fund or collectively as the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Effective at the close of business on May 31, 2007, the Funds no longer accept new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006 the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in each Fund’s net asset value calculations as late as each Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, each will incorporate FIN 48 in its semiannual report on February 29, 2008. Although each Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund’s financial statements.

1. Significant Accounting Policies (continued)

Class Accounting — Investment income and common expenses are allocated to the various classes of the Funds on the basis of “settled shares” of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from a Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

For the year ended August 31, 2007, Delaware Tax-Free Minnesota Fund had an average daily liability from the participation in inverse floater programs of $ 36,196,781 and recorded interest expense at an average rate of 3.97%.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the this arrangement is included in custodian fees on the Statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed specified percentages of average daily net assets as shown below:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Operating expense limitation
as a percentage of average
daily net assets (per annum)	0.68%	0.60%	0.64%
Expiration date	12/31/07	12/31/07	12/31/07

(continues)     43

Notes to financial statements

Delaware Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund’s average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive distribution and services fees through December 31, 2007 in order to prevent 12b-1 fees of Class A shares from exceeding 0.15% of average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

At August 31, 2007, the Funds had liabilities payable to affiliates as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Investment management fee
payable to DMC	$243,503	$18,867	$40,021
Dividend disbursing, transfer agent,
accounting and administration fees
and expenses payable to DSC	46,979	5,049	12,312
Distribution fee payable to DDLP	158,938	11,797	52,318
Other expenses payable to
DMC and affiliates*	41,232	7,443	8,908

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended August 31, 2007, each Fund was charged for internal legal and tax services provided by DMC as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$23,070	$2,609	$6,499

For the year ended August 31, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware Tax-Free	Delaware Minnesota
Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$63,062	$8,408	$65,056

For the year ended August 31, 2007, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Class A	$16,440	$ —	$2,753
Class B	12,965	220	9,865
Class C	1,133	615	7,561

Trustees’ fees and benefits include expenses accrued by the Funds for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Funds unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund was $50,888, $6,902 and $14,909, respectively. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2007, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Purchases	$35,172,040	$8,258,388	$45,219,618
Sales	38,014,022	8,696,075	13,130,460

At August 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Cost of investments	$597,486,730	$53,706,214	$144,320,629
Aggregate unrealized appreciation	$22,791,251	$1,270,664	$1,765,810
Aggregate unrealized depreciation	(5,921,850)	(455,087)	(3,940,915)
Net unrealized appreciation (depreciation)	$16,869,401	$815,577	$(2,175,105)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2007 and 2006 was as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Year Ended 8/31/07
Ordinary income	$30,656	$—	$—
Tax-exempt income	19,758,603	2,196,282	5,300,531
Long-term capital gain	356,139	—	—
Total	$20,145,398	$2,196,282	$5,300,531
Year Ended 8/31/06
Tax-exempt income	$16,312,106	$2,195,858	$4,067,083
Ordinary income	106,715	—	—
Long-term capital gain	627,495	—	—
Total	$17,046,316	$2,195,858	$4,067,083

5. Components of Net Assets on a Tax Basis

As of August 31, 2007, the components of net assets on a tax basis were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Shares of beneficial interest	$603,852,116	$55,856,333	$148,026,274
Distributions payable	(621,056)	(55,644)	(141,063)
Undistributed tax-exempt income	598,568	55,644	141,108
Undistributed long term gains	66,025	—	—
Capital loss carryforward	(66,896)	(1,466,620)	(2,528,525)
Post-October losses	—	(79,400)	(165,485)
Unrealized appreciation (depreciation) of investments	16,869,401	815,577	(2,175,105)
Net assets	$620,698,158	$55,125,890	$143,157,204

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through August 31, 2007 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

(continues)     45

Notes to financial statements

Delaware Minnesota Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2007, the Funds recorded the following reclassifications:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Undistributed net investment income	$(274,467)	$(5)	$(20,090)
Accumulated realized gain	274,467	5	20,090

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2007 will expire as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
Year of Expiration	Minnesota Fund	Intermediate Fund	Bond Fund
2008	$—	$—	$179,791
2009	—	1,024,839	1,267,552
2010	—	4,037	57,521
2011	—	246,659	243,334
2012	—	—	684,248
2014	66,896	81,340	—
2015	—	109,745	96,079
Total	$66,896	$1,466,620	$2,528,525

For the year ended August 31, 2007, the Delaware Tax-Free Minnesota Fund utilized $70,422 of Capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

			Delaware Tax-Free		Delaware Minnesota
	Delaware Tax-Free		Minnesota		High-Yield Municipal
	Minnesota Fund		Intermediate Fund		Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06	8/31/07	8/31/06
Shares sold:
Class A	3,661,506	3,740,009	569,224	413,224	3,750,543	3,175,962
Class B	33,935	64,648	1,226	1,162	67,763	185,827
Class C	378,988	354,758	65,839	100,419	985,801	736,336
Shares issued upon reinvestment of
dividends and distributions:
Class A	983,425	824,435	128,379	130,882	257,132	178,840
Class B	22,742	22,000	4,274	4,900	18,487	21,720
Class C	42,393	32,061	11,105	10,784	54,628	41,851
Shares issued from Fund merger:[1]
Class A	16,515,995	—	—	—	—	—
Class B	703,417	—	—	—	—	—
Class C	931,298	—	—	—	—	—
	23,273,699	5,037,911	780,047	661,371	5,134,354	4,340,536
Shares repurchased:
Class A	(4,188,406)	(2,730,163)	(576,943)	(907,954)	(1,528,071)	(1,059,998)
Class B	(380,797)	(187,143)	(27,619)	(77,656)	(274,769)	(288,064)
Class C	(361,460)	(277,488)	(87,115)	(180,541)	(433,788)	(321,249)
	(4,930,663)	(3,194,794)	(691,677)	(1,166,151)	(2,236,628)	(1,669,311)
Net increase (decrease)	18,343,036	1,843,117	88,370	(504,780)	2,897,726	2,671,225

1 See note 8 in “Notes to Financial Statements.”

6. Capital Shares (continued)

For the years ended August 31, 2007 and 2006, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of changes in net assets.

	Year Ended			Year Ended
	8/31/07			8/31/06
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free Minnesota Fund	205,359	205,523	$2,549,549	66,784	66,836	$ 831,110
Delaware Tax-Free Minnesota
Intermediate Fund	15,124	15,160	164,797	18,914	18,958	203,874
Delaware Minnesota High-Yield
Municipal Bond Fund	157,023	157,243	1,656,744	167,328	167,637	1,747,428

7. Inverse Floaters

The Funds may participate in inverse floater programs where a Fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater programs are identified on the Statements of net assets.

8. Fund Merger

Effective April 13, 2007, the Delaware Tax-Free Minnesota Fund (Acquiring Fund) acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Minnesota Insured Fund (Acquired Fund), an open end investment company, in exchange for shares of the Acquiring Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, Delaware Tax-Free Minnesota Fund’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Minnesota Insured Fund as of the close of business on April 13, 2007, were as follows:

		Accumulated	Net
		Net Realized	Unrealized
	Net Assets	Gain	Appreciation
Delaware Tax-Free Minnesota Insured Fund	$226,020,627	$286,856	$14,039,792

The net assets of the Delaware Tax-Free Minnesota Fund prior to the Reorganization were $407,952,332. The combined net assets of Delaware Tax-Free Minnesota Fund after merger were $633,972,959.

9. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2007 or at any time during the year then ended.

10. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of net assets.

(continues)     47

Notes to financial statements

Delaware Minnesota Municipal Bond Funds

10. Credit and Market Risk (continued)

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. As of August 31, 2007, there were no Rule 144A securities. Illiquid securities have been identified on the Statements of net assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the Funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange priviledges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Funds’ or its distributors’ ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Funds may not be able to provide shareholders with advance notice of the reduction in these charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Tax Information (unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2007, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Tax Exempt	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Minnesota Fund	2%	—	98%	100%
Delaware Tax-Free Minnesota
Intermediate Fund	—	—	100%	100%
Delaware Minnesota High-Yield
Municipal Bond Fund	—	—	100%	100%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Tax Free Funds – Delaware Tax-Free
Minnesota Fund
Voyageur Intermediate Tax Free Funds – Delaware
Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds – Delaware Minnesota
High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund (the sole series of Voyageur Tax Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (the sole series of Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the “Funds”) as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax Free Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA
October 18, 2007

Other Fund information (unaudited)

Delaware Minnesota Municipal Bond Funds

Board Consideration of Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and Delaware Tax-Free Minnesota Fund Investment Advisory Agreements

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund and Delaware Tax-Free Minnesota Fund (each, a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Funds. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three-, five- and 10- year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Funds for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Tax-Free Minnesota Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile. The Board was very satisfied with performance.

(continues)     51

Other Fund information (unaudited)

Delaware Minnesota Municipal Bond Funds

Board Consideration of Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and Delaware Tax-Free Minnesota Fund Investment Advisory Agreements (continued)

Delaware Minnesota High-Yield Municipal Bond Fund – Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would allow the Fund to be compared to a representative peer group based on credit quality in addition to its current peer group based on state of issuance. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes consisting of the Fund and all retail and institutional Minnesota municipal debt funds and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and 10-year periods was in the first quartile of its Performance Universe. When compared to other high yield municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the one year period was in the fourth quartile of the Performance Universe. The report further showed that the Fund’s total return for the three year period was in the third quartile and the Fund’s total return for the five and 10- year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of each Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Tax-Free Minnesota Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Minnesota High-Yield Municipal Bond Fund – When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Groups as shown in the Lipper report.

Delaware Tax-Free Minnesota Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the second highest expense quartiles of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2007 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Board Consideration of Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and Delaware Tax-Free Minnesota Fund Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Portfolio Manager

Mr. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. In addition, he is the head of the municipal bond trading staff. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Mr. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2267)	Printed in the USA
AR-MNALL [8/07] CGI 10/07	MF-07-09-006 PO12303

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,000 for the fiscal year ended August 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,700 for the fiscal year ended August 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant’s fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,450 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,900 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $251,138 and $255,720 for the registrant’s fiscal years ended August 31, 2007 and August 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Voyageur Intermediate Tax-Free Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2007